                                                                   Exhibit 10.40

                               AMENDMENT TO LEASE
                                Amendment No. 1

     THIS AMENDMENT TO LEASE AGREEMENT, made this 22nd day of June 1999, by and between Flint Lee Limited Partnership (hereinafter referred to as "Landlord"), and Geerlings & Wade, Inc. (hereinafter referred to as the "Tenant").

                                WITNESSETH THAT:

     WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 31, 1994 (hereinafter the "Lease"), and;

     WHEREAS, Landlord and Tenant desire to modify the Lease as set forth herein.

     NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     1. Terms: All terms used and not defined herein shall have the same meaning as set forth in the Lease.

     2. Extension of Terms: As of the date hereof the Term of the Lease shall be extended until October 31, 2002 (hereinafter the "Termination Date"), except that if the date of such termination is hereafter advanced or postponed by written agreement of the parties hereto, the date of which it is advanced or postponed shall thereafter be the Termination Date for all purposes of the provisions of this Lease as applicable thereafter.

     3. Adjustment of Base Rent: As of November 1, 1999, the annual Base Rent as described in Exhibit D of the Lease shall be amended to Thirty-One Thousand Two Hundred Ninety-Seven Dollars and 50/100 ($31,297.50) per annum, payable in equal monthly installments of Two Thousand Six Hundred Eight Dollars and 13/100 ($2,608.13). Tenant shall pay to the Landlord the monthly installments on or before the first day of each calendar month. Tenant shall continue to pay its pro rata share of Annual Operating Costs as set forth in the Lease. Rent schedule is set forth below:

Lease Year           Base Rent PSF  Monthly Base Rent  Annual Base Rent
-----------------------------------------------------------------------
11/01/99-10/31/00    $6.50           $2,608.13          $31,297.50
-----------------------------------------------------------------------
11/01/00-10/31/01    $6.70           $2,686.37          $32,236.43
-----------------------------------------------------------------------
11/01/01-10/31/02    $6.90           $2,766.96          $33,203.52
-----------------------------------------------------------------------

     4. No Further Renewal Options: Tenant hereby agrees that it has no further Renewal Options to extend the Lease upon the expiration of this Amendment No. 1.

     5. Improvements: Tenant shall renew the Premises in its absolute "as is" condition with no further improvements to be made by the Landlord.

     6. Ratification: Except as specifically modified herein, all terms and conditions of the Lease are hereby ratified by the parties hereto and shall remain in full force and effect.

WITNESS:                            LANDLORD:
                                    Flint Lee Limited Partnership



/s/                                 Name:  /s/ T. Michael Scott
-----------------------------            ---------------------------------
                                    Title:  Second Vice President
                                    Date:  6/22/99


WITNESS:                            TENANT:
                                    Geerlings & Wade, Inc.



/s/ Gregg Kober                     Name:  /s/ David R. Pearce
-----------------------------            ---------------------------------
                                    Title:   Vice President
                                    Date:  6/22/99

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